Exhibit 99.1

FOR IMMEDIATE RELEASE	SYMBOL: MZTI
August 19, 2026	TRADED: Nasdaq
THE MARZETTI COMPANY CONTINUES HIGHER CASH DIVIDEND;
BOARD OF DIRECTORS SETS ANNUAL MEETING DATE AND TIME
WESTERVILLE, Ohio, August 19 - The Marzetti Company (Nasdaq: MZTI) announced today that its Board of Directors has declared a quarterly cash dividend of $1.00 per common share, payable September 30, 2026 to shareholders of record on September 8, 2026.
The quarterly cash dividend amount of $1.00 per share maintains the higher level set nine months ago, which marked the company’s 63rd consecutive year of increased regular cash dividends. The Marzetti Company is one of only 12 U.S. companies with 63 straight years of regular cash dividend increases.
CEO David A. Ciesinski said, “The dividend reflects the company’s continued strong financial position and will be the 253rd consecutive quarterly cash dividend paid by the company since September 1963.”
The company also announced that its Board of Directors has set the date and time for the annual meeting of shareholders to be 1:00 p.m. ET, Wednesday, November 11, 2026. The annual meeting will be a virtual-only format via live webcast, and shareholders will be able to participate, vote and submit questions during the virtual meeting. The record date for shareholders entitled to vote at the meeting is Monday, September 14, 2026. Shareholders of record will receive additional details and instructions for meeting participation in the proxy materials that will be made available to them in October. Access to the live webcast of the shareholder meeting will also be available through the company’s website at investors.marzetticompany.com.
Common shares currently outstanding are approximately 27,291,000.
The Marzetti Company is a manufacturer and marketer of specialty food products for the retail and foodservice channels.

MORE. . .

PAGE 2 / THE MARZETTI COMPANY CONTINUES HIGHER CASH DIVIDEND; SETS ANNUAL MEETING DATE AND TIME
Forward-Looking Statements
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope,” “indicated” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements.
Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:
•changes in our cash flow or use of cash in various business activities; and
•risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov).

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on statements that are based on current expectations.

# # # #

FOR FURTHER INFORMATION:	Dale N. Ganobsik
Vice President, Corporate Finance and Investor Relations
The Marzetti Company
Phone: 614/224-7141
Email: ir@marzetti.com